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                 AMCORE VINTAGE U.S. GOVERNMENT OBLIGATION FUND
                        AMCORE VINTAGE FIXED INCOME FUND
                   AMCORE VINTAGE INTERMEDIATE TAX-FREE FUND
                           AMCORE VINTAGE EQUITY FUND
                          AMCORE VINTAGE BALANCED FUND
                     AMCORE VINTAGE AGGRESSIVE GROWTH FUND
                     AMCORE VINTAGE FIXED TOTAL RETURN FUND

    SUPPLEMENT DATED OCTOBER 10, 1997 TO THE PROSPECTUS DATED JULY 31, 1997

     The Prospectus is hereby supplemented as follows:

     The references to Clyde N. Powers on page 35 are hereby deleted.

     The following individuals listed under INVESTMENT ADVISER--EQUITY FUND, AGGRESSIVE GROWTH FUND AND BALANCED FUND (EQUITY SECURITIES) on page 34 of the Prospectus remain as portfolio managers on the Equity Funds:

     1. Darrell C. Thompson, Senior Vice President and Senior Equity Manager--AMCORE Capital Management, Inc. (or a predecessor) since 1973. He began his investment career in 1957. He has a B.S. from Southern Illinois University. He has been responsible for investment operations in the Equity Fund since its inception.

     Julie A. O'Rourke, Vice President and Equity Manager--AMCORE Capital Management, Inc. (or a predecessor) since 1991 where she began her investment career. She has a B.S. from Rockford College, Rockford, Illinois, and is a Chartered Financial Analyst. Other responsibilities include equity research and equity account management. She is chairperson of the Equity Research Committee. She has the responsibility of managing the equity securities of the Balanced Fund.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.

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